Exhibit 4.2

QUEST DIAGNOSTICS INCORPORATED,

as Issuer

and

THE BANK OF NEW YORK MELLON,

as Trustee

Twenty-Third Supplemental Indenture

Dated as of August 19, 2024

TABLE OF CONTENTS

i

EXHIBIT A — Form of 4.600% Senior Note due 2027	A-1

EXHIBIT B — Form of 4.625% Senior Note due 2029	B-1

EXHIBIT C — Form of 5.000% Senior Note due 2034	C-1

ii

TWENTY-THIRD SUPPLEMENTAL INDENTURE

TWENTY-THIRD SUPPLEMENTAL INDENTURE (this “Twenty-Third Supplemental Indenture”), dated as of August 19, 2024, between QUEST DIAGNOSTICS INCORPORATED, a Delaware corporation (the “Company”), and THE BANK OF NEW YORK MELLON, a New York banking corporation, as Trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company, the Trustee and the Initial Subsidiary Guarantors (as defined therein) executed and delivered an Indenture, dated as of June 27, 2001 (the “Base Indenture”), as supplemented by the first supplemental indenture, dated as of June 27, 2001, among the Company, the Initial Subsidiary Guarantors (as defined therein) party thereto, and the Trustee (the “First Supplemental Indenture”), as further supplemented by a second supplemental indenture, dated as of November 26, 2001, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Second Supplemental Indenture”), as further supplemented by a third supplemental indenture, dated as of April 4, 2002, among the Company, the Additional Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Third Supplemental Indenture”), as further supplemented by a fourth supplemental indenture, dated as of March 19, 2003, among the Company, the Additional Subsidiary Guarantor (as defined therein) party thereto and the Trustee (the “Fourth Supplemental Indenture”), as further supplemented by a fifth supplemental indenture, dated as of April 16, 2004, among the Company, the Additional Subsidiary Guarantor (as defined therein) party thereto and the Trustee (the “Fifth Supplemental Indenture”), as further supplemented by a sixth supplemental indenture dated October 31, 2005, among the Company, the Subsidiary Guarantors (as defined therein) party thereto (the “Sixth Supplemental Indenture”), as further supplemented by a seventh supplemental indenture dated November 21, 2005, among the Company, the Additional Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Seventh Supplemental Indenture”), as further supplemented by an eighth supplemental indenture dated July 31, 2006, among the Company, the Additional Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Eighth Supplemental Indenture”), as further supplemented by a ninth supplemental indenture, dated as of September 30, 2006, among the Company, the Additional Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Ninth Supplemental Indenture”), as further supplemented by a tenth supplemental indenture, dated as of June 22, 2007, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Tenth Supplemental Indenture”), as further supplemented by an eleventh supplemental indenture, dated as of June 22, 2007, among the Company, the Additional Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Eleventh Supplemental Indenture”), as further supplemented by a twelfth supplemental indenture, dated as of June 25, 2007, among the Company, the Additional Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Twelfth Supplemental Indenture”), as further supplemented by a thirteenth supplemental indenture, dated as of November 17, 2009, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Thirteenth Supplemental Indenture”), as further supplemented by a fourteenth supplemental indenture, dated as of March 24, 2011, among the Company, the Subsidiary Guarantors (as defined therein) party thereto and the Trustee (the “Fourteenth Supplemental Indenture”), as further supplemented by the fifteenth supplemental indenture, dated as of November 30, 2011, among the Company, the Additional Subsidiary Guarantors (as defined therein) and the Trustee (the “Fifteenth Supplemental Indenture”), as further supplemented by the sixteenth supplemental indenture, dated as of March 17, 2014, between the Company and the Trustee (the “Sixteenth Supplemental Indenture”), as further supplemented by the seventeenth supplemental indenture, dated as of March 10, 2015, between the Company and the Trustee (the “Seventeenth Supplemental Indenture”), as further supplemented by the eighteenth supplemental indenture, dated as of May 26, 2016, between the Company and the Trustee (the “Eighteenth Supplemental Indenture”), as further supplemented by the nineteenth supplemental indenture, dated as of March 12, 2019, between the Company and the Trustee (the “Nineteenth Supplemental Indenture”), as further supplemented by the twentieth supplemental indenture, dated as of December 16, 2019, between the Company and the Trustee (the “Twentieth Supplemental Indenture”), as further supplemented by the twenty-first supplemental indenture, dated as of May 13, 2020, between the Company and the Trustee (the “Twenty-First Supplemental Indenture”), as further supplemented by the twenty-second supplemental indenture, dated as of November 1, 2023, between the Company and the Trustee (the “Twenty-Second Supplemental Indenture”) and as to be further supplemented by this Twenty-Third Supplemental Indenture (collectively, the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more series as provided in the Indenture;

WHEREAS, the issuance and sale of $400,000,000 aggregate principal amount of a new series of the Company’s 4.600% Senior Notes due 2027 (the “2027 Notes”), $600,000,000 aggregate principal amount of a new series of the Company’s 4.625% Senior Notes due 2029 (the “2029 Notes”) and $850,000,000 aggregate principal amount of a new series of the Company’s 5.000% Senior Notes due 2034 (the “2034 Notes,” and together with the 2027 Notes and 2029 Notes, the “Notes”) pursuant to this Twenty-Third Supplemental Indenture have been authorized by resolutions adopted by the Board of Directors of the Company;

WHEREAS, the Company desires to issue and sell $1,850,000,000 aggregate principal amount of the Notes pursuant to this Twenty-Third Supplemental Indenture on the date hereof;

WHEREAS, Sections 901(7) and 901(9) of the Indenture provide that without the consent of the Holders of the Securities of any series issued under the Indenture, the Company, when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental to the Indenture to (a) establish the form or terms of Securities of any series and any related coupons as permitted by Sections 201 and 301, including the provisions and procedures relating to Securities convertible into or exchangeable for any securities of any Person (including the Company) and (b) cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, or make any other provisions with respect to matters or questions arising under the Base Indenture;

WHEREAS, the Company desires to establish the form and terms of the Notes;

WHEREAS, all things necessary to make this Twenty-Third Supplemental Indenture a valid supplement to the Indenture according to its terms and the terms of the Indenture have been done;

NOW, THEREFORE, for and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the parties hereto hereby enter into this Twenty-Third Supplemental Indenture, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1           Certain Terms Defined in the Indenture.

All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended through the date hereof, other than such terms as are defined in the Second Supplemental Indenture.

SECTION 1.2           Definitions.

Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes, Section 101 of the Indenture shall be amended by adding the following new definitions or, to the extent already defined in the Indenture, replacing existing definitions with the following:

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) (3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its subsidiaries, taken as a whole, to one or more “persons” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries); or (3) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Company immediately prior to that transaction or (B) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating event.

“Continuing Directors” means, as of any date of determination, any member of the Company’s Board of Directors who (1) was a member of such Board of Directors on the date the Notes were issued or (2) was nominated for election, elected or appointed to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, election or appointment (either by a specific vote or by approval of the proxy statement of the Company in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Ratings, Inc.

“Global Notes” means, individually and collectively, each of the Global Notes, substantially in the form of Exhibits A, B and C, as applicable.

“Global Notes Legend” means the legend set forth in Section 204 to be placed on all Global Notes issued under this Indenture.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s, BBB– (or the equivalent) by S&P and BBB– (or the equivalent) by Fitch, and the equivalent investment grade credit rating from any additional rating agency or Rating Agencies selected by the Company.

“Moody’s” means Moody’s Investors Service, Inc.

“Rating Agencies” means (1) each of Moody’s, S&P and Fitch; and (2) if any of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the control of the Company, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Moody’s, S&P or Fitch, or all of them, as the case may be.

“Rating event” means the rating on the Notes is lowered by at least two of the Rating Agencies and the Notes are rated below an Investment Grade Rating by at least two of the Rating Agencies on any day within the 60-day period (which 60-day period shall be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of the occurrence of a Change of Control or the intention of the Company to effect a Change of Control; provided, however, that a Rating event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating event for purposes of the definition of Change of Control Triggering Event) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request or the request of the Company that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating event).

“S&P” means S&P Global Ratings, a division of S&P Global Inc.

“Subsidiary Guarantor” means, at any time, each existing and future domestic Subsidiary of the Company that may guarantee the Notes; provided that such Subsidiary continues to guarantee the Notes at such time.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third business day preceding the Redemption Date H.15 TCM is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

SECTION 1.3           Other Definitions.

Term	Defined in Section
“Additional Notes”	2.2(a)
“Applicable Par Call Date”	2.13
“Applicable Spread”	2.13
“Change of Control Offer”	2.10
“Change of Control Payment”	2.10
“Change of Control Payment Date”	2.10
“Depository”	2.1(a)
“Equity Purchase Agreement”	2.14
“LifeLabs Acquisition”	2.14
“LifeLabs”	2.14
“Special Mandatory Redemption Date”	2.14
“Special Mandatory Redemption End Date”	2.14
“Special Mandatory Redemption Event”	2.14
“Special Mandatory Redemption Price”	2.14
“Special Mandatory Redemption”	2.14
“Termination Date”	2.14

ARTICLE II

FORM AND TERMS OF THE NOTES

SECTION 2.1           Form and Dating.

The 2027 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The 2029 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B attached hereto. The 2034 Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit C attached hereto. The Notes shall be executed on behalf of the Company by its Chief Executive Officer, the Chief Financial Officer, the Controller or the Treasurer and the Secretary. Notwithstanding Section 303 of the Base Indenture, no corporate seal shall be reproduced on the Notes. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes and any beneficial interest in the Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

(a)                Global Notes. The Global Notes of each series designated herein shall be issued initially in the form of one or more fully registered global notes, which shall be deposited on behalf of the purchasers of the Notes represented thereby with the Depository Trust Company, New York, New York (the “Depository”) and registered in the name of Cede & Co., the Depository’s nominee, duly executed by the Company and authenticated by the Trustee. The aggregate principal amount of outstanding Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

The Global Notes may not be transferred except by the Depository, in whole and not in part, to another nominee of the Depository or to a successor of the Depository or its nominee. If at any time the Depository for the Notes notifies the Company that the Depository is unwilling, unable or ineligible to continue as depository for the Global Notes and a successor depository for the Global Notes is not appointed by the Company within 90 days after delivery of such notice, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order, for authentication, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Note.

(b)                Book-Entry Provisions. This Section 2.1(b) shall apply only to the Global Notes deposited with or on behalf of the Depository.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver the Global Notes that shall be registered in the name of the Depository or the nominee of the Depository and shall be delivered by the Trustee to the Depository or pursuant to the Depository’s instructions.

Depository Participants shall have no rights either under this Indenture or with respect to any Global Notes held on their behalf by the Depository or under such Global Notes. The Depository shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes under this Indenture. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and the Depository Participants, the operation of customary practices of such Depository governing the exercise of the rights of an owner of a beneficial interest in the Global Notes.

(c)                Definitive Notes. Notes issued in certificated form shall be substantially in the form of Exhibit A, Exhibit B or Exhibit C, as applicable, attached hereto, but without including the text referred to therein as applying only to Global Notes. Except as provided above in subsection (a), owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of certificated Notes.

(d)                Transfer and Exchange of the Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with this Indenture and the procedures of the Depository therefor. Beneficial interests in the Global Notes may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the Global Notes.

(e)                Paying Agent. The Company appoints The Bank of New York Mellon as agent of the Company for the payment of the principal of (and premium, if any) and interest on the Notes; and that the Corporate Trust Office of The Bank of New York Mellon in the Borough of Manhattan, the City of New York, be and hereby is, designated as the office or agency in the Borough of Manhattan where the Notes may be presented for payment and where notices to or demands upon the Company in respect of the Notes and the Indenture pursuant to which the Notes are to be issued may be served.

SECTION 2.2           Terms of the Notes.

The following terms relating to the 2027 Notes, the 2029 Notes and the 2034 Notes are hereby established:

(a)                The 2027 Notes shall constitute a series of Securities having the title “Senior Notes due 2027.” The 2029 Notes shall constitute a separate series of Securities having the title “Senior Notes due 2029.” The 2034 Notes shall constitute a separate series of Securities having the title “Senior Notes due 2034.”

(b)                The aggregate principal amount of the 2027 Notes that may be initially authenticated and delivered under the Indenture (except for 2027 Notes authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of, other 2027 Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $400,000,000. The aggregate principal amount of the 2029 Notes that may be initially authenticated and delivered under the Indenture (except for 2029 Notes authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of, other 2029 Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $600,000,000. The aggregate principal amount of the 2034 Notes that may be initially authenticated and delivered under the Indenture (except for 2034 Notes authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of, other 2034 Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture) shall be $850,000,000. The Company may from time to time, without the consent of the Holders of Notes of any series, issue additional 2027 Notes, 2029 Notes and 2034 Notes (in any such case, “Additional Notes”) having the same ranking and the same interest rate, Stated Maturity and other terms as the Notes of the applicable series. Any Additional Notes of a series and the existing Notes of that series will constitute a single series under the Indenture and all references to the relevant Notes shall include the Additional Notes unless the context otherwise requires.

(c)                The entire outstanding principal of the 2027 Notes shall be payable on December 15, 2027. The entire outstanding principal of the 2029 Notes shall be payable on December 15, 2029. The entire outstanding principal of the 2034 Notes shall be payable on December 15, 2034.

(d)                The rate at which the 2027 Notes shall bear interest shall be 4.600% per annum, the rate at which the 2029 Notes shall bear interest shall be 4.625% per annum and the rate at which the 2034 Notes shall bear interest shall be 5.000% per annum; the date from which interest shall accrue on the 2027 Notes, the 2029 Notes and the 2034 Notes shall be August 19, 2024, or the most recent Interest Payment Date to which interest has been paid or provided for. The Interest Payment Dates for the 2027 Notes, the 2029 Notes and the 2034 Notes shall be June 15 and December 15 of each year, beginning December 15, 2024; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the 2027 Notes, the 2029 Notes or the 2034 Notes (or one or more Predecessor Securities), as applicable, are registered at the close of business on the Regular Record Date for such interest, which shall be June 1 or December 1, as the case may be, next preceding such Interest Payment Date. Interest on the 2027 Notes, the 2029 Notes and the 2034 Notes will be computed on the basis of a 360-day year of twelve 30-day months. Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the respective Holders on such Regular Record Date, and such Defaulted Interest, may be paid to the Persons in whose names the Notes (or one or more Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of principal and interest on the Notes will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on the Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

(e)                Each of the 2027 Notes, the 2029 Notes and the 2034 Notes shall be issuable in whole in the registered form of one or more Global Notes (without coupons), and the Depository for such Global Notes shall be The Depository Trust Company, New York, New York.

(f)                The references to “30 days” in the first sentence of Section 1104 shall be replaced with “10 days.”

SECTION 2.3           Application of the Article of the Indenture Regarding Redemption of Securities.

Except as may be provided in a Future Supplemental Indenture, the provisions of Article Eleven of the Indenture, as amended (including as amended hereby), shall apply to the 2027 Notes, the 2029 Notes and the 2034 Notes.

SECTION 2.4           Application of the Article of the Indenture Relating to a Sinking Fund.

Except as may be provided in a Future Supplemental Indenture, none of the Notes shall be entitled to the benefit of any sinking fund, and the provisions of the Indenture relating to a sinking fund, including Article Twelve and Subsection (3) of Section 501 of the Indenture, shall not apply to any of the Notes.

SECTION 2.5           Additional Events of Default.

Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of the Notes, Section 501(7)(A) of the Indenture shall be amended by deleting the words “$100 million” in the second line thereof and, in their place, adding the words “$200 million”; and Section 501(7)(B) of the Indenture shall be amended by deleting the words “$100 million” in the sixth line thereof and, in their place, adding the words “$200 million.”

SECTION 2.6           Application of the Article of the Indenture Regarding Defeasance and Covenant Defeasance.

Except as may be provided by a Future Supplemental Indenture, the provisions of Article Fourteen of the Indenture, including the provisions relating to defeasance and covenant defeasance of the Securities under Sections 1402 and 1403, respectively, of the Indenture shall apply to the Notes.

SECTION 2.7           Application of the Article of the Indenture Regarding Repayment at the Option of Holders.

Except as may be provided by a Future Supplemental Indenture, the provisions of Article Thirteen of the Indenture shall not apply to the Notes.

SECTION 2.8           Limitations on Subsidiary Indebtedness and Preferred Stock.

Except as may be provided by a Future Supplemental Indenture, for the sole benefit of the Holders of the Notes, Section 1011 of the Indenture shall be deleted in its entirety.

SECTION 2.9           Limitations on Liens.

Except as may be provided by a Future Supplemental Indenture, for the sole benefit of the Holders of the Notes, Section 1008(a) of the Indenture shall be amended by deleting the words “First Supplemental Indenture” in the first and second line thereof and, in their place, adding the words “Twenty-Third Supplemental Indenture.”

SECTION 2.10           Repurchase of Notes Upon a Change of Control.

Except as may be provided by a Future Supplemental Indenture, for the benefit of the Holders of the Notes, a new Section 315 shall be added to the Indenture as follows:

Section 315         Repurchase of Notes Upon a Change of Control.

(a)             If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Notes as described in Section 1108, the Company shall make an offer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of the Notes pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth in the Notes. In the Change of Control Offer, the Company shall offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to the repurchase date (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the option of the Company, prior to any Change of Control, but after the public announcement of the transaction that constitutes or may constitute the Change of Control, the Company shall mail a notice to Holders of Notes describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(b)             The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control provisions of the Notes, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under the Change of Control provisions of the Notes by virtue of any such conflict.

(c)            On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1)   accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2)   deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3)   deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased.

(d)             The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an event of default under this Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

SECTION 2.11           Additional Guarantees and Release of Guarantees

Except as may be provided by a Future Supplemental Indenture, for the sole benefit of the Holders of the Notes, Section 1604 and Section 1605 of the Indenture shall be amended by deleting each in its entirety and, in their place, adding the following:

SECTION 1604 Additional Guarantees.

If any future domestic Subsidiary of the Company or any Subsidiary Guarantor which has been released and discharged from its obligations under its Subsidiary Guarantee of the Notes pursuant to Section 1605 guarantees any of the following series of Securities of the Company pursuant to a requirement to guarantee such Securities under the Indenture: 3.50% senior notes due 2025, 3.45% senior notes due 2026, 4.20% senior notes due 2029, 6.95% senior notes due 2037, 5.75% senior notes due 2040 or 4.70% senior notes due 2045 (collectively, the “Existing Debt Securities”), then the Company will cause such Subsidiary to execute and deliver to the Trustee a supplemental indenture pursuant to which it will become a Subsidiary Guarantor under the Twenty-Third Supplemental Indenture in a substantially consistent manner for so long as such Subsidiary guarantees such Existing Debt Securities; provided that the requirements of this Section 1604 shall cease to be of further force and effect and shall no longer apply from and after the earlier of the date that (x) none of the Existing Debt Securities remains outstanding or (y) this Section 1604 ceases to be effective, whether by amendment, termination or otherwise.

SECTION 1605 Release of Guarantees.

The Subsidiary Guarantees of the Subsidiary Guarantors with respect to the Notes will remain in effect with respect to each Subsidiary Guarantor until the entire amount of principal of, premium, and interest on the Notes shall have been paid in full or otherwise discharged in accordance with the provisions of the Indenture; provided, however, that if

(a) all outstanding Indebtedness of such Subsidiary Guarantor would have been permitted to be incurred pursuant to Section 1011 measured at the time of the release and discharge as described in this Section 1605,

(b) the Notes are defeased and discharged pursuant to Article Fourteen hereof,

(c) all or substantially all of the assets of such Subsidiary Guarantor or all of the capital stock of such Subsidiary Guarantor is sold (including by issuance, merger, consolidation or otherwise) by the Company or any of its Subsidiaries, or

(d) the Subsidiary Guarantees of the Securities referred to in Section 1604 have been released,

then in each case of (a), (b), (c), or (d) above, such Subsidiary Guarantor or the corporation acquiring such assets (in the event of a sale or other disposition of all or substantially all of the assets or capital stock of such Subsidiary Guarantor) shall be released and discharged from its obligations under its Subsidiary Guarantee of the Notes.

SECTION 2.12           Exempted Liens and Sale and Leaseback Transactions

Except as may be provided by a Future Supplemental Indenture, for the sole benefit of the Holders of the Notes, Section 1010 of the Indenture shall be amended by deleting “5% of Consolidated Total Assets” and, in its place, adding “the greater of 10% of Consolidated Total Assets and $1.0 billion”.

SECTION 2.13           Optional Redemption.

Except as may be provided by a Future Supplemental Indenture, for the sole benefit of the Holders of the Notes, Section 1108 of the Indenture shall be amended by deleting it in its entirety and, in its place, adding the following:

SECTION 1108 Optional Redemption

Prior to the Applicable Par Call Date (as defined herein), the Company may redeem the 2027 Notes, the 2029 Notes and the 2034 Notes, in each case, at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount of the applicable series of Notes and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the applicable series of Notes matured on the Applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus the Applicable Spread (as defined herein) less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the applicable series of Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Applicable Par Call Date, the Company may redeem the Notes of each series, in whole or in part, at any time and from time to time, in each case, at a Redemption Price equal to 100% of the principal amount of the Notes of the applicable series being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depository (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary, which may be made on a pro rata pass-through distribution of principal basis.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

For the purposes of this Section 1108, the following definitions apply:

“Applicable Par Call Date” means (i) with respect to the 2027 Notes, November 15, 2027 (one month prior to the maturity date of the 2027 Notes), (ii) with respect to the 2029 Notes, November 15, 2029 (one month prior to the maturity date of the 2029 Notes), and (iii) with respect to the 2034 Notes, September 15, 2034 (three months prior to the maturity date of the 2034 Notes).

“Applicable Spread” means (i) with respect to the 2027 Notes, 15 basis points, (ii) with respect to the 2029 Notes, 15 basis points, and (iii) with respect to 2034 Notes, 20 basis points.

SECTION 2.14           Special Mandatory Redemption

Except as may be provided in a Future Supplemental Indenture, for the sole benefit of the Holders of the 2027 Notes and the 2029 Notes, a new Section 1109 shall be added to the Indenture as follows:

(a)                If (i) the LifeLabs Acquisition (as defined herein) is not consummated on or before the later of (x) November 2, 2024 (as such date may be extended in accordance with the Equity Purchase Agreement (as defined herein) to no later than March 2, 2025) (the “Termination Date”) and (y) the date that is eight business days after any later date to which the parties to the Equity Purchase Agreement may agree to extend the Termination Date (such later date, the “Special Mandatory Redemption End Date”) or (ii) the Company notifies the Trustee that it will not pursue consummation of the LifeLabs Acquisition (each such event described in the immediately preceding clauses (i) and (ii), a “Special Mandatory Redemption Event”), the Company will be required to redeem (the “Special Mandatory Redemption”) each of the 2027 Notes and the 2029 Notes (together, the “Special Mandatory Redemption Notes”) at a redemption price, in each case, equal to 101% of the aggregate principal amount of such series of the Special Mandatory Redemption Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of record of the Special Mandatory Redemption Notes on the Record Date to receive interest due on an Interest Payment Date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest on the Special Mandatory Redemption Notes will cease to accrue.

(b)                In the event that the Company becomes obligated to redeem the Special Mandatory Redemption Notes pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than 10 business days after the Special Mandatory Redemption Event, deliver notice of the Special Mandatory Redemption to the Trustee that sets forth the date on which the Special Mandatory Redemption Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth business day following the date of such notice unless a longer minimum period may be required by DTC, Euroclear and Clearstream Luxembourg (or any successor depositary), together with a notice of Special Mandatory Redemption for the Company or the Trustee, at the Company’s request, to deliver to each registered Holder of the Special Mandatory Redemption Notes in the name and at the expense of the Company. The Company or the Trustee, at the Company’s request, will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the depositary’s procedures) such notice of the Special Mandatory Redemption Date to each registered Holder of the Special Mandatory Redemption Notes.

(c)                On or before the Special Mandatory Redemption Date, the Company will pay to a Paying Agent for payment to each Holder of the Special Mandatory Redemption Notes the applicable Special Mandatory Redemption Price for such Holder’s Notes.

(d)                Failure to complete the Special Mandatory Redemption, if required in accordance with the terms described in this Section 1109, will constitute an Event of Default with respect to the Special Mandatory Redemption Notes.

(e)               Upon the consummation of the LifeLabs Acquisition, this Section 1109 will cease to apply. For the purposes of the foregoing, the LifeLabs Acquisition will be deemed consummated if closing under the Equity Purchase Agreement occurs, including after giving effect to any amendments or modifications to the Equity Purchase Agreement or waivers thereunder acceptable to the Company.

For purposes of this Section 1109, the following definitions apply:

“LifeLabs Acquisition” means the pending acquisition of LifeLabs by 1000923563 Ontario Inc., a subsidiary of the Company, pursuant to the Equity Purchase Agreement.

“Equity Purchase Agreement” means the Equity Purchase Agreement, dated July 2, 2024, by and among the Company, 1000923563 Ontario Inc., a subsidiary of the Company, as buyer, Borealis Infrastructure Corporation, a corporation incorporated under the federal laws of Canada, and BPC Health Trust, a trust organized under the laws of the Province of Ontario, as sellers, and LifeLabs Inc., a corporation incorporated under the federal laws of Canada and BPC Lab Finance LP, an Ontario limited partnership (together with LifeLabs Inc., “LifeLabs”), as it may be amended, restated or supplemented from time to time or any provision thereof waived.

ARTICLE III

MISCELLANEOUS

SECTION 3.1           Governing Law.

This Twenty-Third Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. This Twenty-Third Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

SECTION 3.2           Separability.

In case any provision in this Twenty-Third Supplemental Indenture or in any Securities, including the Notes, shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 3.3           Counterparts.

This Twenty-Third Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Supplemental Indenture. The words “execution,” “signed,” “signature,” and words of like import in this Twenty-Third Supplemental Indenture or in any other certificate, agreement or document related to this Twenty-Third Supplemental Indenture shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 3.4           Ratification.

The Base Indenture, as supplemented and amended by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture and this Twenty-Third Supplemental Indenture is in all respects ratified and confirmed. The Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture, the Fourth Supplemental Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture, the Eleventh Supplemental Indenture, the Twelfth Supplemental Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture, the Fifteenth Supplemental Indenture, the Sixteenth Supplemental Indenture, the Seventeenth Supplemental Indenture, the Eighteenth Supplemental Indenture, the Nineteenth Supplemental Indenture, the Twentieth Supplemental Indenture, the Twenty-First Supplemental Indenture, the Twenty-Second Supplemental Indenture and this Twenty-Third Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Twenty-Third Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, as supplemented by this Twenty-Third Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Twenty-Third Supplemental Indenture.

SECTION 3.5           Waiver of Jury Trial.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 3.6           Force Majeure.

In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 3.7           Effectiveness.

The provisions of this Twenty-Third Supplemental Indenture shall become effective as of the date hereof.

SECTION 3.8           Submission to Jurisdiction.

Each party to this Twenty-Third Supplemental Indenture hereby irrevocably submits to the jurisdiction of any New York State court sitting in the Borough of Manhattan in the City of New York or any federal court sitting in the Borough of Manhattan in the City of New York in respect of any suit, action or proceeding arising out of or relating to the Indenture and the Notes, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, jurisdiction of the aforesaid courts.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-Third Supplemental Indenture to be duly executed as of the date first above written.

QUEST DIAGNOSTICS INCORPORATED

By:	/s/ Sandip Patel
Name:	Sandip Patel
Title:	Vice President and Treasurer

[Signature Page to Twenty-Third Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Francine Kincaid
	Name:	Francine Kincaid
	Title:	Vice President

[Signature Page to Twenty-Third Supplemental Indenture]

EXHIBIT A

Form of 4.600% Senior Note due 2027

[The following legends apply only if the Note is a Global Note:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

QUEST DIAGNOSTICS INCORPORATED

4.600% Senior Note due 2027

No. 0 (Specimen)	$[_________]

CUSIP: 74834L BE9

Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[_________] on December 15, 2027 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from August 19, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 4.600% per annum, on June 15 and December 15, commencing with December 15, 2024, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on June 1 or December 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Time of Payment. In any case where any Interest Payment Date, Redemption Date or Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated August 19, 2024 (the “Supplemental Indenture”) (the Base Indenture, as so supplemented, the “Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “4.600% Senior Notes due 2027” (collectively, the “Notes”), initially limited in aggregate principal amount to $400,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

Book-Entry. This Note is a Global Note representing $[_________] of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Optional Redemption. The Notes of this series are not subject to any sinking fund.

Prior to November 15, 2027 (one month prior to their maturity date) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depository (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary, which may be made on a pro rata pass-through distribution of principal basis.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Special Mandatory Redemption. If (i) the LifeLabs Acquisition (as defined herein) is not consummated on or before the later of (x) November 2, 2024 (as such date may be extended in accordance with the Equity Purchase Agreement (as defined herein) to no later than March 2, 2025) (the “Termination Date”) and (y) the date that is eight business days after any later date to which parties to the Equity Purchase Agreement may agree to extend the Termination Date (such later date, the “Special Mandatory Redemption End Date”) or (ii) the Company notifies the Trustee under the Indenture that it will not pursue consummation of the LifeLabs Acquisition (each such event described in the immediately preceding clauses (i) and (ii), a “Special Mandatory Redemption Event”), the Company will be required to redeem the Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of record of the Notes on the Record Date to receive interest due on an Interest Payment Date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest on the Notes will cease to accrue.

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than 10 business days after the Special Mandatory Redemption Event, deliver notice of the Special Mandatory Redemption to the Trustee that sets forth the date on which the Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth business day following the date of such notice unless a longer minimum period may be required by DTC, Euroclear and Clearstream Luxembourg (or any successor depositary), together with a notice of Special Mandatory Redemption for the Company or the Trustee, at the Company’s request, to deliver to each registered Holder of the Notes in the name and at the Company’s expense. The Company or the Trustee, at the Company’s request, will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the depositary’s procedures) such notice of the Special Mandatory Redemption Date to each registered Holder of the Notes.

On or before the Special Mandatory Redemption Date, the Company will pay to a Paying Agent for payment to each Holder of the Notes the applicable Special Mandatory Redemption Price for such Holder’s Notes.

Failure to complete the Special Mandatory Redemption, if required in accordance with the terms described in this section entitled “Special Mandatory Redemption,” will constitute an Event of Default with respect to the Notes.

Upon the consummation of the LifeLabs Acquisition, this section entitled “Special Mandatory Redemption” will cease to apply. For the purposes of the foregoing, the LifeLabs Acquisition will be deemed consummated if closing under the Equity Purchase Agreement occurs, including after giving effect to any amendments or modifications to the Equity Purchase Agreement or waivers thereunder acceptable to the Company.

For purposes of the foregoing provisions described in this section entitled “Special Mandatory Redemption,” the following definitions apply:

“LifeLabs Acquisition” means the pending acquisition of LifeLabs by 1000923563 Ontario Inc., a subsidiary of the Company, pursuant to the Equity Purchase Agreement.

“Equity Purchase Agreement” means the Equity Purchase Agreement, dated July 2, 2024, by and among the Company, 1000923563 Ontario Inc., a subsidiary of the Company, as buyer, Borealis Infrastructure Corporation, a corporation incorporated under the federal laws of Canada, and BPC Health Trust, a trust organized under the laws of the Province of Ontario, as sellers, and LifeLabs Inc., a corporation incorporated under the federal laws of Canada, and BPC Lab Finance LP, an Ontario limited partnership (together with LifeLabs Inc., “LifeLabs”), as it may be amended, restated or supplemented from time to time or any provision thereof waived.

Redemption upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 19, 2024

QUEST DIAGNOSTICS INCORPORATED

By:
	Name:	Sandip Patel
Attest:	Title:	Vice President & Treasurer

By:
Name:	Sean Mersten
Title:	Vice President and Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Twenty-Third Supplemental Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Dated:

EXHIBIT B

Form of 4.625% Senior Note due 2029

[The following legends apply only if the Note is a Global Note:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

QUEST DIAGNOSTICS INCORPORATED

4.625% Senior Note due 2029

No. 0 (Specimen)	$[_________]

CUSIP: 74834L BF6

Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[_________] on December 15, 2029 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from August 19, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 4.625% per annum, on June 15 and December 15, commencing with December 15, 2024, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on June 1 or December 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Time of Payment. In any case where any Interest Payment Date, Redemption Date or Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated August 19, 2024 (the “Supplemental Indenture”) (the Base Indenture, as so supplemented, the “Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “4.625% Senior Notes due 2029” (collectively, the “Notes”), initially limited in aggregate principal amount to $600,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

Book-Entry. This Note is a Global Note representing $[_________] of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Optional Redemption. The Notes of this series are not subject to any sinking fund.

Prior to November 15, 2029 (one month prior to their maturity date) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 15 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depository (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary, which may be made on a pro rata pass-through distribution of principal basis.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Special Mandatory Redemption. If (i) the LifeLabs Acquisition (as defined herein) is not consummated on or before the later of (x) November 2, 2024 (as such date may be extended in accordance with the Equity Purchase Agreement (as defined herein) to no later than March 2, 2025) (the “Termination Date”) and (y) the date that is eight business days after any later date to which parties to the Equity Purchase Agreement may agree to extend the Termination Date (such later date, the “Special Mandatory Redemption End Date”) or (ii) the Company notifies the Trustee under the Indenture that it will not pursue consummation of the LifeLabs Acquisition (each such event described in the immediately preceding clauses (i) and (ii), a “Special Mandatory Redemption Event”), the Company will be required to redeem the Notes (the “Special Mandatory Redemption”), at a redemption price equal to 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date (as defined herein) (subject to the right of Holders of record of the Notes on the Record Date to receive interest due on an Interest Payment Date falling prior to the Special Mandatory Redemption Date) (the “Special Mandatory Redemption Price”). Unless the Company defaults in payment of the Special Mandatory Redemption Price, on and after such Special Mandatory Redemption Date, interest on the Notes will cease to accrue.

In the event that the Company becomes obligated to redeem the Notes pursuant to the Special Mandatory Redemption, the Company will promptly, and in any event not more than 10 business days after the Special Mandatory Redemption Event, deliver notice of the Special Mandatory Redemption to the Trustee that sets forth the date on which the Notes will be redeemed (the “Special Mandatory Redemption Date”), which date shall be no later than the tenth business day following the date of such notice unless a longer minimum period may be required by DTC, Euroclear and Clearstream Luxembourg (or any successor depositary), together with a notice of Special Mandatory Redemption for the Company or the Trustee, at the Company’s request, to deliver to each registered Holder of the Notes in the name and at the Company’s expense. The Company or the Trustee, at the Company’s request, will then reasonably promptly mail or electronically deliver (or otherwise transmit in accordance with the depositary’s procedures) such notice of the Special Mandatory Redemption Date to each registered Holder of the Notes.

On or before the Special Mandatory Redemption Date, the Company will pay to a Paying Agent for payment to each Holder of the Notes the applicable Special Mandatory Redemption Price for such Holder’s Notes.

Failure to complete the Special Mandatory Redemption, if required in accordance with the terms described in this section entitled “Special Mandatory Redemption,” will constitute an Event of Default with respect to the Notes.

Upon the consummation of the LifeLabs Acquisition, this section entitled “Special Mandatory Redemption” will cease to apply. For the purposes of the foregoing, the LifeLabs Acquisition will be deemed consummated if closing under the Equity Purchase Agreement occurs, including after giving effect to any amendments or modifications to the Equity Purchase Agreement or waivers thereunder acceptable to the Company.

For purposes of the foregoing provisions described in this section entitled “Special Mandatory Redemption,” the following definitions apply:

“LifeLabs Acquisition” means the pending acquisition of LifeLabs by 1000923563 Ontario Inc., a subsidiary of the Company, pursuant to the Equity Purchase Agreement.

“Equity Purchase Agreement” means the Equity Purchase Agreement, dated July 2, 2024, by and among the Company, 1000923563 Ontario Inc., a subsidiary of the Company, as buyer, Borealis Infrastructure Corporation, a corporation incorporated under the federal laws of Canada, and BPC Health Trust, a trust organized under the laws of the Province of Ontario, as sellers, and LifeLabs Inc., a corporation incorporated under the federal laws of Canada, and BPC Lab Finance LP, an Ontario limited partnership (together with LifeLabs Inc., “LifeLabs”), as it may be amended, restated or supplemented from time to time or any provision thereof waived.

Redemption upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 19, 2024

QUEST DIAGNOSTICS INCORPORATED

By:
	Name:	Sandip Patel
Attest:	Title:	Vice President & Treasurer

By:
Name:	Sean Mersten
Title:	Vice President and Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Twenty-Third Supplemental Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Dated:

EXHIBIT C

Form of 5.000% Senior Note due 2034

[The following legends apply only if the Note is a Global Note:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

QUEST DIAGNOSTICS INCORPORATED

5.000% Senior Note due 2034

No. 0 (Specimen)	$[_________]

CUSIP: 74834L BG4

Quest Diagnostics Incorporated, a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[_________] on December 15, 2034 (the “Stated Maturity”) (except to the extent redeemed or repaid prior to the Stated Maturity) and to pay interest thereon from August 19, 2024 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 5.000% per annum, on June 15 and December 15, commencing with December 15, 2024, on the Stated Maturity and on any Redemption Date (each such date, an “Interest Payment Date”) until the principal hereof is paid or made available for payment. All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on June 1 or December 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and payment of principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States. Payment of the principal of this Note on the Stated Maturity will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

Time of Payment. In any case where any Interest Payment Date, Redemption Date or Stated Maturity shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, or at Stated Maturity; provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repayment Date, or Stated Maturity, as the case may be.

Legends. The statements set forth in the restrictive legends above are an integral part of the terms of this Note and by acceptance hereof each Holder of this Note agrees to be subject to and bound by the terms and provisions set forth in such legend.

General. This Note is one of a duly authorized issue of securities (herein called the “Securities”) of the Company, issued and to be issued in one or more series under an indenture, dated as of June 27, 2001 (the “Base Indenture”), between the Company and The Bank of New York, Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a series of which this Note is a part), to which Base Indenture and all indentures supplemental thereto, including the supplemental indenture dated August 19, 2024 (the “Supplemental Indenture”) (the Base Indenture, as so supplemented, the “Indenture”), reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “5.000% Senior Notes due 2034” (collectively, the “Notes”), initially limited in aggregate principal amount to $850,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of Notes of this series, issue additional Notes (the “Additional Notes”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes of this series. Any Additional Notes of this series and the Notes of this series will constitute a single series under the Indenture and all references to the Notes of this series shall include the Additional Notes unless the context otherwise requires.

Book-Entry. This Note is a Global Note representing $[_________] of the Notes. This Note is a “book entry” Note and is being registered in the name of Cede & Co. as nominee of The Depository Trust Company (the “Depository”), a clearing agency. Subject to the terms of the Indenture, this Note will be held by a clearing agency or its nominee, and beneficial interest will be held by beneficial owners through the book-entry facilities of such clearing agency or its nominee in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As long as this Note is registered in the name of the Depository or its nominee, the Trustee will make payments of principal and interest on this Note by wire transfer of immediately available funds to the Depository or its nominee.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

Optional Redemption. The Notes of this series are not subject to any sinking fund.

Prior to September 15, 2034 (three months prior to their maturity date) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Indenture) plus 20 basis points less (b) interest accrued to the Redemption Date, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Redemption Date.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each Holder of the Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depository (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary, which may be made on a pro rata pass-through distribution of principal basis.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

Redemption upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all Outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Notes of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Notes of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes of this series are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Security Register upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

This Note is a Global Security. If the Depository is at any time unwilling, unable or ineligible to continue as depository and a successor depository is not appointed by the Company within 90 days or an Event of Default under the Indenture has occurred and is continuing, the Company will issue Securities in certificated form in exchange for each Global Security. In addition, the Company may at any time determine not to have Securities represented by a Global Security and, in such event, will issue Securities in certificated form in exchange in whole for the Global Security representing such Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities equal in principal amount to such beneficial interest and to have such Securities registered in its name. Securities so issued in certificated form will be issued in denominations of $2,000 or any amount in excess thereof which is an integral multiple of $1,000 and will be issued in registered form only, without coupons.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: August 19, 2024

QUEST DIAGNOSTICS INCORPORATED

By:
	Name:	Sandip Patel
Attest:	Title:	Vice President & Treasurer

By:
Name:	Sean Mersten
Title:	Vice President and Corporate Secretary

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Twenty-Third Supplemental Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Name:
Title:

Dated: